STOCK PURCHASE AND ESCROW AGREEMENT

         THIS AGREEMENT dated as of May 20, 1999, is made by and between CASTOR CAPITAL CORPORATION, an Ontario corporation (hereinafter "Buyer" or "Castor"), FORT WORTH COLD STORAGE HOLDINGS, INC., an Ontario corporation (hereinafter "Seller" or "FWCS"), ALFORD REFRIGERATED WAREHOUSES, INC., a Texas corporation (hereafter "ARW"), and CARTER MANNIX BREEDLOVE & COMPANY ("Agent" or "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, ARW has executed that certain Note dated of even date herewith in the original principal amount of $500,000.00 (the "Note") and issued certain shares of ARW common stock to Seller in connection with ARW's purchase of real property from Seller; and
         WHEREAS, Castor has executed that certain Unconditional Guaranty of even date herewith guaranteeing all of ARW's obligations under the Note; and
         WHEREAS, the Seller owns and will own on the Closing Date (as hereinafter defined) 300,000 shares of the outstanding common stock, issued by ARW in connection with the Note, represented by Original Certificates No. ARW 201 and ARW 203; and
         WHEREAS, the Seller desires to sell to the Buyer, or its assignee, and the Buyer desires to acquire from the Seller, all of the shares of stock described above owned by Seller (hereinafter the "Shares") in connection with the satisfaction of the Note and subject to the conditions set forth herein; and
         WHEREAS, Seller, Buyer and ARW desire to appoint the Agent as Escrow Agent under the terms and conditions set forth herein.




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         NOW,  THEREFORE,  in  consideration  of the  premises and of the mutual representations, warranties and covenants herein contained, the parties hereby agree as follows:
         1.       Purchase and Sale.

                  (a) Assets Sold.
         The Buyer does hereby agree to purchase and the Seller hereby agrees to sell, transfer and convey to the Buyer, or its assignee, at closing in accordance with Paragraph 16 hereof all of the following property, rights and claims of Seller (the "Assets"):
         (1)      All of the Shares;
         (2) All of Seller's interests or rights in or claims against ARW, or any one or more of them, if any, in addition to the Shares, as of the Closing Date, of whatsoever nature or kind, whether now known or unknown, and whether based upon an ownership interest or property right, an express or implied contract, a legal duty, a claim or right arising from or based upon any act, omission, breach of any legal duty or violation of statute by ARW, or by any of their respective officers, directors, employees, agents or representatives, of any kind whatsoever; and
         (3)      The Note.
                  (b) Consideration. In exchange for the sale and conveyance of the Assets hereunder, and in reliance upon the representations and warranties of the Seller contained herein, the Buyer agrees to pay Seller on the Closing Date the sum of (i) $500,000.00, and (ii) the sum of $125.00/day for each day elapsed after the date of this Agreement prior to the Closing Date. The amount calculated under this subsection (ii) shall be payable on the first day of each month occurring after the date hereof, commencing June 1, 1999. On the Closing Date, the Buyer shall pay any




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amount so calculated after receiving  credit for all amounts  previously paid as provided herein plus all outstanding principal and any other accrued interest.
                  (c)  Certificates.  The Seller  agrees to deliver or cause the
Shares to be delivered to the Buyer or its assignee on or before the Closing Date and after receipt of all amounts due and owing under the Agreement or Note. The certificate or certificates representing the Shares shall be duly endorsed in blank by the Seller, or accompanied by stock powers duly executed in blank. The Seller agrees to cure or to cause to be cured any deficiencies with respect to the endorsement of the certificates representing the Shares or with respect to the stock powers accompanying any such shares.
                  (d) Bill of Sale.  After  receipt of all amounts due and owing under the Agreement or Note, the Seller agrees to convey all of the other Assets to Buyer at the Closing by the execution and delivery of a bill of sale, or other instrument of transfer, in form and substance acceptable to Buyer and to endorse the Note as directed by Buyer.
         2.  The  Closing.   Unless  this  Agreement  shall  have  been  earlier
terminated pursuant to Section 26 hereof, the closing of the transactions provided for in Section 1 of this Agreement (herein called the "Closing") shall take place at the offices of Jenkens & Gilchrist, a Professional Corporation, 1445 Ross Avenue, Suite 3200, Dallas, Texas 75202-2799, on or before one year following the date of the Agreement, or at such earlier date or place as Buyer may notify Seller of in writing by delivery of ten (10) business days prior written notice. The date of the Closing is referred to in this Agreement as the "Closing Date." In the event Buyer fails to perform its obligations hereunder, Seller may demand performance from ARW within two (2) business days from delivery of written notice to




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ARW. Upon ARW's failure to perform its obligations under the Note within two (2)
business days after receipt of demand from Seller, Seller may demand delivery of the Shares from the Escrow Agent as provided in Paragraph 16 hereof. Upon payment in full of the Note, Seller shall deliver same to ARW inscribed "Paid in Full."
         3. Appointment of Escrow Agent. ARW, FWCS and Castor hereby appoints the Agent as the escrow agent under this Agreement and Escrow Agent hereby accepts such appointment.
         4. Deposit. ARW has delivered herewith to the Escrow Agent 100,000 shares of ARW common stock, Original Certificate No. ARW 201 and 200,000 shares of ARW common stock, Original Certificate No. ARW 203, each issued in the name of FWCS (collectively, the"Shares") to be held by Agent in accordance with the terms hereof. Subject to and in accordance with the terms and conditions hereof, Escrow Agent agrees that it shall hold in escrow and release or distribute the Shares.
         5. The Shares. Upon delivery of the Shares by ARW to Escrow Agent, ARW shall immediately cause the books of ARW and ARW's stock transfer agent to record the issuance of the Shares by ARW to FWCS. ARW covenants and agrees to provide satisfactory evidence of the performance of this issuance on or before ten (10) business days following the effective date hereof.
         6. Scope of Undertaking. Escrow Agent's duties and responsibilities in connection with this Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Agreement. Escrow Agent is not a principal, participant or beneficiary in any transaction




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underlying this Agreement and shall have no duty to inquire beyond the terms and provisions hereof. Escrow Agent shall have no responsibility or obligation of any kind in connection with this Agreement or the Shares and shall not be required to deliver the Shares or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold and deliver the Shares as herein provided. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the parties hereto that Escrow Agent shall not be required to exercise any discretion thereunder and shall have no investment or management responsibility except as otherwise expressly provided herein. Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for, subject to Paragraph 7 hereof, its own willful misconduct or gross negligence. It is the intention of the parties hereto that Escrow Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.
         7.  Reliance;  Liability.  Escrow  Agent may rely on,  and shall not be
liable  for  acting  or  refraining   from  acting  upon,  any  written  notice,
instruction or request or other paper furnished to it hereunder or pursuant hereto and believed by it to have been signed or presented by the proper party or parties. Escrow Agent shall be responsible for holding and disbursing the Shares pursuant to this Agreement; provided, however, that in no event shall Escrow Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages in excess of Escrow Agent's fee hereunder and provided, further, that Escrow Agent shall have no




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liability for any loss arising from any cause beyond its control, including, but not limited to, the following: (a) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; (b) the act, failure or neglect of any other party or any agent or correspondent or any other person selected by Escrow Agent; (c) any delay, error, omission or default of any mail, courier, telegraph, cable or wireless agency or operator, or (d) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. Escrow Agent is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Agreement, the form or execution hereof or for the identity or authority of any person
executing   this  Agreement  or  any  part  hereof  or  depositing  the  Shares.
Notwithstanding the foregoing, Escrow Agent covenants to act in good faith in performance of its duties.
         8. Right of Interpleader. Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Agreement or the Shares, or should a substitute escrow agent fail to be designated, or if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the Shares until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved or (b) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. In the event Escrow Agent is a party to any dispute, Escrow Agent shall have the additional right to refer such controversy




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to binding  arbitration.  Should a petition for  interpleader be instituted,  or should Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Agreement or the Shares, then, as between (a) all parties on the one hand and (b) Escrow Agent on the other, ARW and Castor hereby jointly and severally agree to reimburse Escrow Agent for its attorneys' fees and any and all other expenses, losses, costs and damages incurred by Escrow Agent in connection with or resulting from such threatened or actual litigation or arbitration prior to any disbursement hereunder. Any such interpleader action shall be strictly limited to matters arising under this Agreement. All periods of notice in connection therewith shall take due account of the fact that certain parties hereto do not reside in the United States and may be required to travel significant distance in order to attend court proceedings or participate in discovery.
         9. Indemnification. ARW and Castor hereby jointly and severally indemnify Escrow Agent, its officers, directors, partners, employees and agents (each herein called an "Indemnified Party") against, and hold each Indemnified Party harmless form, any and all expenses, including, without limitation, attorneys' fees and court costs, losses, costs, damages and claims, including, but not limited to, costs of investigation, litigation and arbitration, tax liability and loss on investments suffered or incurred by any Indemnified Party in connection with or arising from or out of this Agreement, except such acts or omissions as may result from the willful misconduct or gross negligence of such Indemnified Party. IT IS THE EXPRESS INTENT OF EACH OF THE PARTIES TO INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES




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FROM THEIR OWN NEGLIGENT  ACTS OR OMISSIONS,  PROVIDED SAID ACTIONS WERE IN GOOD
FAITH OF ESCROW AGENT.
         10. Compensation and Reimbursement of Expenses. ARW hereby agrees to pay Escrow Agent for its services hereunder the sum of $2,500.00, and to pay all expenses incurred by Escrow Agent in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the preparation, operation, administration and enforcement of this Agreement, including, without limitation, attorneys' fees, brokerage costs and related expenses incurred by Escrow Agent.
         11. Lien. ARW hereby grants to Escrow Agent a lien upon, and security interest in, all its right, title and interest in and to the Shares being held by the Escrow Agent as security for the payment and performance of its obligations owing to Escrow Agent hereunder, including, without limitation, its obligations of payment, indemnity and reimbursement provided for hereunder.
         12. Choice of Laws; Cumulative Rights. This Agreement shall be construed under, and governed by, the laws of the State of Texas, excluding, however, (a) its choice of law rules and (b) the portions of the Texas Trust Code Sec. 111.001, et seq. of the Texas Property Code concerning fiduciary duties and liabilities of trustees. All of Escrow Agent's rights hereunder are cumulative of any other rights it may have at law, in equity or otherwise. The parties hereto agree that the forum for resolution of any dispute arising under this Agreement shall be Dallas County, Texas, and each of the parties hereby consents, and submits itself, to the jurisdiction of any state or federal court sitting in Dallas County, Texas.




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         13. Severability. If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions hereof shall be given full force and effect, and any invalid, illegal or unenforceable provision shall be revised so as to make it legal, valid and enforceable so as to effectuate the intent of the parties hereto.
         14. Termination. This Agreement shall terminate upon (a) disbursement of all the Shares in accordance with Paragraph 16 hereof, and (b) unless Escrow Agent shall otherwise elect, full and final payment of all amounts required to be paid to the Escrow Agent hereunder (whether fees, expenses, costs or otherwise); provided, however, that in the event all such amounts required to be paid to Escrow Agent by ARW hereunder are not fully and finally paid prior to termination, the provisions of Paragraph 26 hereof shall survive the termination hereof and, provided further, that the second and third sentences of Paragraph 7 hereof and the provisions of Paragraph 8 hereof shall, in any event, survive the termination hereof.
         15. General. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement and any affidavit, certificate, instrument, agreement or other document required to be provided hereunder may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. Unless the context shall otherwise require, the singular shall include the plural and




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vice-versa,  and each pronoun in any gender shall include all other genders. The terms and provisions of this Agreement constitute the entire agreement among the parties hereto in respect of the subject matter hereof, and neither (a) the other parties on the one hand nor (b) Escrow Agent on the other has relied on any representations or agreements of the other, except as specifically set forth in this Agreement. This Agreement or any provision hereof may be amended, modified, waived or terminated only by written instrument duly signed by the parties hereto. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, devisees, executors, administrators, personal representatives, successors, trustees, receivers and permitted assigns. This Agreement is for the sole and exclusive benefit of all parties and the Escrow Agent, and nothing in this Agreement, express or implied, is intended to confer or shall be construed as conferring upon any other person any rights, remedies or any other type or types of benefits.
         16.      Release of Deposit.

                    a. The Escrow Agent shall release and distribute the Shares to FWCS upon certification by FWCS that (1) ARW has defaulted on any of its material obligations under the Note or the Deed of Trust or Buyer has defaulted on any of its material obligations under this Agreement, including, but not limited to, ARW's failure to pay the Note or comply with the material provisions of the Loan Documents, or failure to amend its current SB-2 registration statement in include the Shares and failure of the registration to become effective on or before 270 days from the date of this Agreement,




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                           and (2)  Castor  has  failed  to  perform  under  its
                           Guaranty of the Note within two (2) business days of receipt of written request thereof by Seller.
                  b.       The  Escrow  Agent  shall   release  and   distribute
                           Certificate No. ARW 203 of the Shares to Castor or its nominee upon certification by Castor and FWCS of payment to FWCS of the consideration due under this Agreement and shall deliver Certificate No. ARW 201 of the Shares to ARW;
                  c. The Escrow Agent shall release and distribute the Shares to ARW upon written certification by ARW and written confirmation by FWCS of performance by ARW of its obligations under the Note.
         17. Representations and Warranties. The parties hereto represent and warrant that this Agreement constitutes a legal, valid and binding agreement and that all parties have the authority to execute this Agreement in the stated capacity. ARW represents that the Shares are validly issued and non-assessable and that ARW is duly authorized to issue the Shares and perform the actions contemplated by this Agreement.
         18. Stock Power. FWCS shall deliver to the Escrow Agent stock powers with respect to the Shares fully executed in blank.
         19. ARW covenants and agrees to amend its current SB-2 registration statement within 30 days from the date hereof to include the Shares covered hereby. In the event the registration statement registering certain shares of ARW on NASDAQ Small Cap National Market System, including the Shares covered by this Agreement, is not effective on or before February 19, 2000, ARW shall be deemed to be in default of the Note and FWCS shall be authorized to, inter alia,




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execute  all of its rights and  remedies  set forth  herein  including,  but not limited to, taking possession of the Shares and causing same to be issued in the name of FWCS, or its assigns and exercise its rights and remedies under the Note, Deed of Trust and the Guaranty.
         20. The Shares shall be held by the Escrow Agent under ARW's tax identification number until such time as the Shares are disbursed in accordance with Paragraph 16 hereof.
         21. In the event ARW and Castor breach any material obligations hereunder or under the Note, the Guaranty or the Deed of Trust (collectively, the "Loan Documents"), said event or events shall constitute an event of default hereunder and under the Loan Documents and FWCS shall be entitled to exercise all of its rights and remedies hereunder and under the Loan Documents, including, but not limited to, taking possession of the Shares and retaining said Shares for its own account (including the unrestricted right of sale or transfer), and FWCS may require Castor to purchase the Shares for all amounts due hereunder and under the Loan Documents plus legal fees, expenses and court costs.
         22. In the event the bid price for ARW common stock ever falls below $1.67 per share or in the event the Shares of ARW are merged into that of another entity or there is a reverse stock split and the value of the Shares falls below all amounts due under the Note, ARW covenants and agrees to issue and deliver additional shares to Escrow Agent (in minimum increments of 10,000 shares) so that the number of Shares held by Escrow Agent hereunder multiplied by the bid price of ARW common stock exceeds the outstanding balance due Seller hereunder and under the Loan Documents.




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         23.  Conditions to  Obligations  of the Buyer.  The  obligations of the
Buyer under Section 1 of this Agreement shall, at the option of the Buyer, be subject only to the following conditions:
                  (a) Seller's Representations and Warranties True at Closing. The Buyer shall not have discovered any material error, misstatement or omission in the representations and warranties made by the Seller in Section 17 hereof, the representations and warranties made by the Seller in Section 17 of this Agreement shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date; each and all of the material agreements and covenants of the Seller to be performed or complied with on or before the Closing Date pursuant to the terms hereof shall have been performed or complied with by the Closing Date.
                  (b) Absence of Restraint. No order to restrain, enjoin or otherwise prevent the consummation of this Agreement or transactions in connection herewith shall have been entered and, on the Closing Date, there shall not be any pending or threatened litigation in any court, or any proceeding by or before any governmental commission, board or agency, with a view to seeking to restrain or prohibit consummation of the transactions contemplated hereby or in which divestiture, rescission or significant damages are sought in connection with the transactions contemplated hereby, and no investigation by any governmental agency shall be pending or threatened which might result in any such litigation or other proceeding arising from any improper act or omission of Seller.
         24. Conditions to Obligations of the Seller. The obligations of the Seller under Section l of this Agreement shall, at the option of the Seller, be subject only to the following conditions:




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                  (a) Delivery of the Consideration.  At the Closing Buyer shall timely deliver the consideration for the sale generally described in Section 1(b) above.
                  (b) Absence of Restraint. No order to restrain, enjoin or otherwise prevent the consummation of this Agreement or transactions in connection herewith shall have been entered and, on the Closing Date, there shall not be any pending or threatened litigation in any court, or any proceeding by or before any governmental commission, board or agency, with a view to seeking to restrain or prohibit consummation of the transactions contemplated hereby or in which divestiture, rescission or significant damages are sought in connection with the transactions contemplated hereby, and no investigation by any governmental agency shall be pending or threatened which might result in any such litigation or other proceeding. Notwithstanding the foregoing, in the event there is any order preventing the transfer of the Shares as contemplated by this Agreement, said event shall be deemed a default hereunder and Seller shall be entitled to exercise all of its rights and remedies hereunder and under the Loan Documents.
         25. Nature of Statements and Survival of Representations and Warranties of Seller. Regardless of any investigation at any time made by or on behalf of the Buyer or of any information the Buyer may have in respect thereof, all covenants, agreements, representations and warranties made by the Seller shall survive the Closing Date for a period of sixty (60) days.
         26.      Termination.  This Agreement:

               (a) may be terminated by the mutual written consent of the Seller and Buyer;

               (b) may be terminated by the Seller if a default shall be made by the Buyer in the observance or in the due and timely performance by the Buyer of any of the covenants of the





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



                    Buyer herein contained or in the Loan Documents, or if there shall have been a breach by the Buyer of any of the warranties and representations of the Buyer herein contained, or if the conditions of this Agreement or the Loan Documents to be complied with or performed by the Buyer or ARW at or before the Closing shall not have been timely complied with or performed at the time required for such compliance or performance and such noncompliance or nonperformance shall not have been waived by the Seller.
         In the event of termination by the Seller as provided above in subsection (b), written notice thereof shall be given to the other parties at least five (5) business days prior to the effective date of termination which shall be explicitly stated in such written notice. The termination of this Agreement pursuant to the foregoing provisions of this section 26 shall be cumulative of any and all other remedies which any party may have for breach of contract or warranty with respect thereto. Notwithstanding any other provision of this Agreement to the contrary, it is expressly agreed that either Seller or Buyer shall be entitled to specific performance so long as the party seeking specific performance is not in default of any material provision hereof.
         27.      Miscellaneous
                  (a) Expenses. Whether or not the transactions contemplated hereby shall be consummated, each of the parties will pay all costs and expenses of its performance of and compliance with this Agreement, other than all fees and expenses of the Escrow Agent, which shall be borne by ARW; provided, however, that in the event Buyer or ARW breaches any of its obligations hereunder or under the Loan Documents, Seller shall be entitled to all expenses arising from such breach, including, but not limited to, court costs and reasonable attorneys' fees.




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



                  (b) Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given upon receipt if personally delivered, or if mailed, first class, registered or certified mail, postage prepaid, three days after mailing in the United States mails to the parties at the following addresses or at such other address as shall be given in writing by any party to the other:
         (1)      if to the Seller to:
                  Fort Worth Cold Storage Holdings, Inc.
                  c/o
                  L. E. Creel, III Esq.
                  Creel, Sussman & Moore
                  5949 Sherry Lane, Suite 525
                  Dallas, Texas 75225

         (2)      if to the Buyer to:

                  Castor Capital Corporation
                  3500 Dufferin Street, Suite 300
                  Downsview, Ontario, Canada M3K 1N2

         (3)      if to ARW to:

                  James C. Williams
                  318 Cadiz Street
                  Dallas, TX 75207

                  with a copy to:

                  J. Scott Rose, Esq.
                  Jenkens & Gilchrist
                  1400 Frost Bank Tower
                  100 West Houston Street
                  San Antonio, Texas 78205

                  (c) Post-Closing Actions. The Seller shall deliver or cause to be delivered to the Buyer on the Closing Date, and at such other times and places as shall be reasonably agreed on, such




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



additional instruments as the Buyer may reasonably request for the purpose of carrying out this Agreement. The Buyer shall deliver or cause to be delivered to the Seller on the Closing Date, and at such other times and places as shall be reasonably agreed on by the parties, such additional instruments as the Seller may reasonably request for the purpose of carrying out this Agreement. Notwithstanding the foregoing, Seller shall not be responsible or liable for any actions relating to the registration or transfer of the Shares and ARW and Buyer covenant and agree to timely perform all necessary actions relating thereto and to indemnify Seller from all costs, claims and liabilities arising therefrom.
                  (d) Assignment. Seller may not assign its rights under this Agreement without first giving Buyer written notice thereof not less than five
(5) business days prior to such assignment.
                  (e) Successors Bound. Subject to the provisions of paragraph(d) of this Section l, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No obligations of ARW or Buyer may be assigned without the express written consent of Seller.
                  (f) Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not be deemed to constitute a part of this Agreement or used to construe the meaning of this Agreement.
                  (g) Gender. The masculine includes the feminine and the neuter and the singular includes the plural where necessary to give effect to this Agreement.
                  (h) Amendment. This Agreement may be amended only by an instrument in writing executed by the parties hereto.

                  (i) Entire Agreement. This Agreement and any exhibits, annexes or schedules attached hereto and the documents specifically referred to herein, including the Loan Documents, constitute the entire agreement, understanding, representations and warranties of the parties hereto with respect to the transactions contemplated hereby, and supersede all prior agreements, arrangements and understandings related to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party hereto which is not embodied in this Agreement, in the exhibits, schedules or annexes attached hereto, if any, or in the written statements, certificates or other documents delivered pursuant hereto or in connection with the transaction contemplated hereby, including the Loan Documents, and no party hereto shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth. The terms, provisions, covenants, representations, warranties or conditions hereof may be waived only by a written instrument executed by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty.
                  (j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  (k) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, is fully performable in Dallas County, Texas and venue for resolution of any dispute arising hereunder or in connection herewith shall lie exclusively in Dallas County, Texas.
         IN WITNESS WHEREOF, this Agreement has been duly executed by the Seller and by the Buyer as of the date first above written.

                                            SELLER:
                                            ------

                                            FORT WORTH COLD STORAGE
                                            HOLDINGS, INC.

                                            By:   /s/
                                                  ------------------------------
                                                  Its:    ATTORNEY IN FACT

                                            BUYER:
                                            -----

                                            CASTOR CAPITAL CORPORATION

                                            By:   /s/ J. Robichaud
                                                  ------------------------------
                                                  Its: CHAIRMAN AND CEO

                                            PARTY:
                                            -----

                                            ALFORD REFRIGERATED WAREHOUSES, INC.

                                            By:   /s/ James Williams
                                                  ------------------------------
                                                  Its:  VICE PRESIDENT - FINANCE

                                            AGENT:
                                            -----

                                            CARTER MANNIX BREEDLOVE & COMPANY

                                            By:   /s/ Michael L. Carter
                                                  ------------------------------
                                                  Its: PRESIDENT





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